UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549


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                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

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        Date of Report (Date of earliest event reported): July 27, 2006


                            GRANDSOUTH BANCORPORATION




Incorporated under the     Commission File No. 000-31937      I.R.S. Employer
laws of South Carolina                                        Identification No.
                                                                  57-1104394




                                 381 Halton Road

                        Greenville, South Carolina 29607

                             Telephone: 864-770-1000




         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management

Item 5.02  Departure of Directors or Principal Officers; Election of Directors;
                Appointment of Principal Officers.


Effective as of July 27, 2006, the Board of Directors of the Company elected J. Calhoun Pruitt as a director. The Board of Directors does not have committees. There were no arrangements between Mr. Pruitt and any other persons pursuant to which he was selected as a director, and there are no transactions between Mr. Pruitt or any of his immediate family members and the Company that would be required to be disclosed pursuant to 17 C.F.R. 229.404(a).

SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                 GRANDSOUTH BANCORPORATION
                                 (Registrant)



Date: July 31, 2006              By: /s/ J. B. Garrett
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                                    J. B. Garrett
                                    Chief Financial Officer